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[LOGO OF PARENTE, RANDOLPH, ORLANDO,
 CAREY & ASSOCIATES]                                               Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


     We consent to the incorporation by reference in this Annual Report (Form 10-K) of Mid Penn Bancorp, Inc. of our report dated January 13, 1998, included in the 1997 Annual Report to Stockholders of Mid Penn Bancorp, Inc.

                                 /s/ Parente, Randolph, Orlando, Carey
                                        & Associates


Wilkes-Barre, Pennsylvania
March 27, 1998